J.P. MORGAN FUNDS

JPMorgan Diversified Real Return Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated December 6, 2016

to the Summary Prospectuses, Prospectuses

and Statement of Additional Information

dated July 29, 2016, as supplemented

Effective immediately, Katherine Santiago is on leave and will not be involved in the day to day management of the JPMorgan Diversified Real Return Fund (the “Fund”). During the time Ms. Santiago is on leave, the Fund will continue to be managed by the remaining members of the portfolio management team. Ms. Santiago is expected to return from her leave on or about February 15, 2017, at which point she will resume her role as a member of the Fund’s portfolio management team.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT

OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-DRR-1216